BROWN CAPITAL MANAGEMENT MUTUAL FUNDS

The Brown Capital Management International Equity Fund
 Ticker Symbol BCIIX (Investor Shares), BCISX (Institutional Shares)

The Brown Capital Management International Small Company Fund
Ticker Symbol BCSVX (Investor Shares), BCSFX (Institutional Shares)

Supplement dated October 27, 2016 to the Prospectuses and Statement of Additional Information (“SAI”) dated July 29, 2016

Portfolio Manager Change

Effective October 26, 2016, Mr. Martin J. Steinik no longer serves as part of the portfolio management team for the Brown Capital Management International Equity Fund and the Brown Capital Management International Small Company Fund. All references to Mr. Steinik in the Prospectuses and SAI are hereby deleted.

Brown Capital Management Mutual Funds

1-877-892-4BCM

 PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE